EXHIBIT 10.16

DEMAND CONVERTIBLE PROMISSORY NOTE AMENDMENT FOR

RENEWAL OF NOTES, DATED APRIL 28, 2015, JUNE 8, 2015 AND JUNE 13, 2016

This DEMAND CONVERTIBLE PROMISSORY NOTE AMENDMENT (the “Amendment”) is made and entered into on this 19th day of June, 2017 (the “Effective Date”), by and between Roy Meadows, an individual, with an address of 207 Jasmine Drive, Longwood, Florida 32779, (the “Holder”), and Lifestyle Medical Network, Inc., a Nevada corporation, (the “Company”), with an address of 121 South Orange Ave., Suite 1500, Orlando Florida 32801, and amends the terms and conditions of those three (3) DEMAND CONVERTIBLE PROMISSORY NOTES, dated April 28, 2015, June 8, 2015 and June 13, 2016 respectively (collectively, the “Notes” and individually, a “Note”), by and between the Parties (as hereinafter defined) and henceforth is a part thereof. (Holder and the Company may be referred to collectively as the “Parties”, or individually as a “Party”.)

A. Terms and Conditions for Renewal of the Notes

As of the Effective Date, the Company and Holder hereby agree to the following changes in terms and conditions of the Notes and the following requirements to be met by the Company as conditions for the Renewal of each Note per each Note’s Section 3. As a result of the Parties mutual agreement to the following, and the Companies compliance with the following, the Parties hereby agree to amend each Note whereby each Note shall be renewed for an additional 365 days from its respective Maturity Date, such that:

(a) the Note dated April 28, 2015 with a Maturity Date of April 28, 2017 (“April 2015 Note Renewal Date”), following its renewal on its first year anniversary on April 28, 2016, is hereby renewed to April 28, 2018;

(b) the Note dated June 8, 2015 with a Maturity Date of April 28, 2017(“June 2015 Note Renewal Date”), following its renewal on its first year anniversary on June 8, 2016, is hereby renewed to June 8, 2018;

(c) and the Note dated June 13, 2016 with a Maturity Date of June 13, 2017 (“June 2016 Note Renewal Date”), is hereby renewed to June 13, 2018 (The “Renewals”).

1. Renewal Fees and Outstanding Balances of the Notes. The Parties have agreed that as a condition of the Holder allowing the Renewals, that the Company shall pay a renewal fee per Note, per each Note’s Section 3, which is 10% of the outstanding balance of each Note as of its Maturity Date (each a “Renewal Fee”):

(a) The outstanding balance of the Note dated April 28, 2015 on its April 2017 Renewal Date, before the addition of the 2017 renewal fee, was $344,960.00 (including accrued and unpaid interest of $36,960.00). Therefore, its Renewal Fee is $34,496.00, resulting in an outstanding balance on April 28, 2017 of $379,456.00 per Exhibit A.

(b) The outstanding balance of the Note dated June 8, 2015 on its June 2017 Renewal Date, before the addition of the 2017 renewal fee, was $344,422.33 (including accrued and unpaid interest of $36,902.39). Therefore, its Renewal Fee is $34,442.23, resulting in an outstanding balance on June 8, 2017 of $378,864.56 per Exhibit B.

(c) The outstanding balance of the Note dated June 13, 2016 on its June 2017 Renewal Date, before the addition of the 2017 renewal fee, was $279,781.57 (including accrued and unpaid interest of $29,682.94). Therefore, its Renewal Fee is $27,978.16, resulting in an outstanding balance on June 13, 2017 of $307,759.73 per Exhibit C.

(d) In connection with the Renewals, the Holder has agreed to allow, and the Company has accepted, that each Note’s respective Renewal Fee shall be added to the outstanding balance of each Note as of its Maturity Date, and that said Renewal Fee per Note shall contiguously accrue interest under the terms and conditions of the Note until the Note is paid in full, including principal, interest, fees, and the fulfillment of any and all additional terms and conditions required under each Note.

(e) Each Note until paid in full, including principal, interest, fees, and the fulfillment of any and all additional terms and conditions under each Note respectively, shall contiguously accrue interest and fees on an ongoing basis per its terms and conditions.

2. Reaffirmation of Conversion Price. Specific to each of the Notes, the second last sentence of Section “5. Conversion of Promissory Note.”, item “(a) Conversion Rights; Conversion Dates; Conversion Price.”, remains amended as follows: “Any amount so converted will be converted into common stock at a conversion price of $.10 per share (the ‘Conversion Price’).”

3. Reaffirmation of Exercise Price. Specific to each of the Notes, the third sentence of Section 3 “Renewal.”, item “(c)” of each Note, remains amended as follows: “The Exercise Price of each such issuance of Warrants shall be the same as per Section 8, “Equity Bonus of Common Stock Purchase Warrant”, wherein said Exercise Price is hereby changed to $0.025 per share.

4. Renewal Warrant Shares. In addition to the Renewal Fee of each Note, per Section 3 “Renewal.” of each Note, a Common Stock Purchase Warrant (the “Renewal Warrant”, or “Warrant”), in form and content including a “cashless” exercise feature, identical to Exhibit D, shall be issued to the Holder by the Company at any Exercise Price of $0.025 per share (per “3.” above) in aggregate total of the sum of the following:

(a) For the Renewal of the Note dated April 28, 2015, the quantity of shares issuable under the Renewal Warrant shall be equal to the Renewal Fee of $34,496.00 per Exhibit A, divided by the Conversion Price (per Section 3 “Renewal.”, item “(c)”, as amended per item “2.” above) of $.10 per share, rounded up to the next highest share, or 344,960 shares.

(b) For the Renewal of the Note dated June 8, 2015, the quantity of shares issuable under the Renewal Warrant shall be equal to the Renewal Fee of $34,442, per Exhibit B, divided by the Conversion Price (per Section 3 “Renewal.”, item “(c)”, as amended per item “2.” above) of $.10 per share, rounded up to the next highest share, or 344,422 shares.

(c) For the Renewal of the Note dated June 13, 2016, the quantity of shares issuable under the Renewal Warrant shall be equal to the Renewal Fee of $27,978, per Exhibit C, divided by the Conversion Price (per Section 3 “Renewal.”, item “(c)”, as amended per item “2.” above) of $.10 per share, rounded up to the next highest share, or 279,782 shares.

Therefore, the total quantity of shares to be issuable under the single Renewal Warrant for all three (3) Notes is 969,164 shares of common stock (the “Renewal Warrant Shares”). The Company had agreed to issue the Renewal Warrant Shares on the date of May 16, 2017.

5. Board of Directors Resolution Authorizing Issuance of Warrant. In addition to the issuance per “4.” above of the 969,164 Renewal Warrant Shares, the Company shall provide to the Holder simultaneously with said delivery, a copy of its Board of Directors resolution authorizing the Warrant issuance.

The Parties agree and acknowledge that any default or breach of any of the preceding terms and conditions of this Amendment, which default or breach is not cured to the satisfaction of the Holder, in his sole judgment and discretion, within five (5) business days of said default or breach, for which a notice of such default or breach by the Holder to the Company shall not be required in writing to effect such default or breach which may be declared by the Holder upon the date of its occurrence, shall render this Amendment null and void immediately as if it were never made. As a result of this Amendment becoming null and void per the preceding, any outstanding balances of the Notes, including principal, interest, fees, and other charges per the terms and conditions of the Notes, shall be declared immediately due and payable.

B. General Provisions

1. All other terms and conditions specific to each Note, including Section 17. “Governing Law.”, shall remain in full force and effect and remain unchanged.

2. This Amendment may not be changed or modified except by written agreement signed by both of the Parties.

3. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original and all of which shall constitute one and the same instrument.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the Effective Date.

HOLDER:		THE COMPANY:

Roy Meadows		Lifestyle Medical Network, Inc.
an individual a Nevada corporation

By:	/s/ Roy Meadows	By:	/s/ Chris Smith
	Roy Meadows		Christopher Smith, CEO

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EXHIBIT A

Date 4/29/2015 4/28/2016 4/28/2016 4/28/2016

Amount Advanced 250,000.00

Amount Converted

Renewal Fee 28,000.00 3 4,496.00

Balance Outstanding on Date 250,000.00 308,000.00 308,000.00 3 79,456.00

Calculation Date 4/28/2016 4/28/2016 4/28/2017 4/28/2017

Days Outstanding 365 0 365 365

Interest Rate 12.00% 12.00% 12.00% 12.00%

Interest Due as of Calculation Date 30,000.00 - 36,960.00 -

Total Outstanding 280,000.00 308,000.00 344,960.00 3 79,456.00

Lifestyle Medical Networks, Inc. (LMNK)

Roy Meadows Demand Conv Prom Note, 4/28/15

EXHIBIT B

Date 6/12/2015 6/19/2015 6/8/2016 6/8/2016 6/8/2017

Amount Advanced 150,000.00 100,000.00

Amount Converted

Renewal Fee 27,956.36 34,442.23

Balance Outstanding on Date 150,000.00 250,345.21 307,519.94 307,519.94 378,864.56

Calculation Date 6/19/2015 6/8/2016 6/8/2016 6/8/2017 6/8/2017

Days Outstanding 7 355 0 365 0

Interest Rate 12.00% 12.00% 12.00% 12.00% 12.00%

Interest Due as of Calculation

Date 345.21 29,218.37 - 36,902.39 -

Total Outstanding 150,345.21 279,563.58 307,519.94 344,422.33 378,864.56

Lifestyle Medical Networks, Inc. (LMNK)

Roy Meadows Demand Conv Prom Note, 6/8/2015

EXHIBIT C

Date 6/14/2016 6/17/2016 6/13/2017

Amount Advanced 100,000.00 150,000.00

Amount Converted

Renewal Fee 27,978.16

Balance Outstanding on Date 100,000.00 250,098.63 307,759.73

Calculation Date 6/17/2016 6/13/2017 6/13/2017

Days Outstanding 3 361 0

Interest Rate 12.00% 12.00% 12.00%

Interest Due as of Calculation Date 98.63 29,682.94 -

Total Outstanding 100,098.63 279,781.57 307,759.73

Lifestyle Medical Networks, Inc. (LMNK)

Roy Meadows Demand Conv Prom Note, 6/13/16

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EXHIBIT D

Warrant No. ______

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (“THE ACT”), OR THE SECURITIES LAWS OF ANY STATE, AND MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO (i) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND ANY APPLICABLE STATE LAWS, (ii) TO THE EXTENT APPLICABLE, RULE 144 UNDER THE ACT (OR ANY SIMILAR RULE UNDER THE ACT RELATING TO THE DISPOSITION OF SECURITIES), OR (iii) AN OPINION OF COUNSEL, IF SUCH OPINION SHALL BE REASONABLY SATISFACTORY TO COUNSEL TO THE ISSUER, THAT AN EXEMPTION FROM REGISTRATION UNDER THE ACT AND APPLICABLE STATE LAW IS AVAILABLE.

COMMON STOCK PURCHASE WARRANT

LIFESTYLE MEDICAL NETWORK, INC.

(Incorporated under the laws of the State of Nevada)

This “Common Stock Purchase Warrant”, (“Warrant”), effective May 16, 2017, entitles Roy Meadows, an individual, residing at 207 Jasmine Lane, Longwood, Florida 32779, or his successors or assigns, (the “Holder”), for value received, subject to the terms and conditions set forth herein, to purchase from Lifestyle Medical Network, Inc., a Nevada corporation (the “Company”), its successors or assigns, in whole or in part, nine hundred and sixty-nine thousand, one hundred and sixty-four (969,164) shares of common stock of the Company (the “Common Stock”), which shall be fully paid and nonassessable securities of the Company (the “Warrant Securities”), upon payment of an exercise price per share of Common Stock by the Holder, or his successors or assigns, of $0.025 per share, and in accordance to the other terms and conditions herein.

1. Exercisability. In accordance with federal and state securities laws and regulation, this Warrant may be exercised in whole or in part, beginning on the date which is the earlier of (a) six (6) months from the Company being in compliance with the requirements of being a Reporting Company (as defined as an issuer with a class of securities registered under Section 12 or subject to Section 15(d) of the Securities Exchange Act of 1934, as amended, the “Exchange Act”, which is subject to the periodic and current reporting requirements of Section 13 or 15(d) of the Securities Exchange Act and is thereinafter referred to as a SEC “Reporting Company”), or (b) one (1) year from the date hereof if the Company is no longer, or a delinquent Reporting Company, and up to the date which is five (5) years from the date hereof (the “Exercise Period”), or through May 16, 2022, by presentation and surrender hereof to the Company of a notice of election to purchase duly executed and accompanied by payment by check or wire transfer of the Exercise Price for such shares to the Company at the Company’s offices, or exercised in accordance with Section 6 (“Cashless Exercise”) below. Notwithstanding the above, the Holder may not exercise this Warrant if, at the time of such exercise, the amount of common stock issued upon exercise, when added to other shares of Company common stock owned by the Holder or which can be acquired by Holder upon exercise or conversion of any other instrument, would cause the Holder to own more than four and ninety-nine-tenths percent (4.99%) of the Company’s outstanding common stock (the “Ownership Limitation”) if the Company is a Reporting Company. Such Ownership Limitation shall be increased to nine and ninety-nine-tenths percent (9.99%) of the Company’s outstanding common stock should the Company file with the SEC to cease to be a Reporting Company.

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2. Manner of Exercise. In case of the purchase of less than all the Warrant Securities, at the request of the Holder the Company shall cancel this Warrant upon the surrender hereof and shall execute and deliver a new warrant of like tenor for the balance of the Warrant Securities. Upon the exercise of this Warrant, the issuance of certificates for securities, properties or rights underlying this Warrant shall be made forthwith without charge to the Holder including, without limitation, any tax that may be payable in respect of the issuance thereof; provided, however, that the Company shall not be required to pay any tax in respect of income or capital gain of the Holder.

The Company shall cause the Warrant Securities to be delivered to the Holder within five (5) business days of any Exercise by the Holder (the “Issuance”), together with a Board of Directors resolution of the Company, and an attorney’s opinion letter, provided at the sole expense of the Company, addressed to the Company’s transfer agent, verifying the validity of the Issuance to the Holder.

If and to the extent this Warrant is exercised, in whole or in part, the Holder shall be entitled to receive a certificate or certificates representing the Warrant Securities so purchased, upon presentation and surrender to the Company of the form of election to purchase attached hereto duly executed, and accompanied by payment of the purchase price.

3. Adjustment in Number of Shares.

(a) Adjustment for Reclassifications. In case at any time or from time to time after the issue date the holders of the Common Stock of the Company (or any shares of stock or other securities at the time receivable upon the exercise of this Warrant) shall have received, or, on or after the record date fixed for the determination of eligible stockholders, shall have become entitled to receive, without payment therefore, other or additional stock or other securities or property (including cash) by way of stock split, spin-off, reclassification, combination of shares or similar corporate rearrangement (exclusive of any stock dividend of its or any subsidiary’s capital stock), then and in each such case the Holder of this Warrant, upon the exercise hereof as provided in Section 1, shall be entitled to receive the amount of stock and other securities and property which such Holder would hold on the date of such exercise if on the issue date he had been the holder of record of the number of shares of Common Stock of the Company called for on the face of this Warrant and had thereafter, during the period from the issue date, to and including the date of such exercise, retained such shares and/or all other or additional stock and other securities and property receivable by him as aforesaid during such period, giving effect to all adjustments called for during such period. In the event of any such adjustment, the Exercise Price shall be adjusted proportionally.

(b) Adjustment for Reorganization, Consolidat ion, Merger In case of any reorganization of the Company (or any other corporation the stock or other securities of which are at the time receivable on the exercise of this Warrant) after the issue date, or in case, after such date, the Company (or any such other corporation) shall consolidate with or merge into another corporation or convey all or substantially all of its assets to another corporation, then and in each such case the Holder of this Warrant, upon the exercise hereof as provided in Section 1 at any time after the consummation of such reorganization, consolidation, merger or conveyance, shall be entitled to receive, in lieu of the stock or other securities or property to which such Holder would be entitled had the Holder exercised this Warrant immediately prior thereto, all subject to further adjustment as provided herein; in each such case, the terms of this Warrant shall be applicable to the shares of stock or other securities or property of any successor of the Company as the result of any reorganization, consolidation or merger, receivable upon the exercise of this Warrant after consummation of any reorganization, consolidation of merger.

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4. No Requirement to Exercise. Nothing contained in this Warrant shall be construed as requiring the Holder to exercise this Warrant prior to or in connection with the effectiveness of a registration statement.

5. No Stockholder Rights. Unless and until this Warrant is exercised, this Warrant shall not entitle the Holder hereof to any voting rights or other rights as a stockholder of the Company, or to any other rights whatsoever except the rights herein expressed, and, no dividends shall be payable or accrue in respect of this Warrant.

6. Cashless Exercise. In lieu of delivering the Exercise Price in Cash, Holder, at his option, may instruct the Company to retain, in payment of the Exercise Price, a number of the shares of Common Stock (the “Payment Shares”) equal to the quotient of the aggregate Exercise Price of the Warrants then being exercised divided by the Market Price of such Payment Shares as of the date of exercise, and to deduct the number of Payment Shares from the shares of Common Stock to be delivered to such holder. For purposes of this Warrant, Market Price shall mean the closing bid price of the Company’s common stock on the trading day immediately before the exercise date. Notwithstanding the above, this Section 6 shall only be applicable provided that the Company is trading on a recognized exchange on the date of exercise. For purposes of Rule 144 and sub-section (d)(3)(ii) thereof, it is intended, understood and acknowledged that the Common Stock issued upon Exercise of this Warrant in a Cashless Exercise transaction shall be deemed to have been acquired at the time this Warrant was issued. Moreover, it is intended, understood and acknowledged that the holding period for the Common Stock issued upon Exercise of this Warrant in a Cashless Exercise transaction shall be deemed to have commenced on the date this Warrant was issued.

7. Exchange. This Warrant is exchangeable upon the surrender hereof by the Holder to the Company for a new warrant of like tenor representing in the aggregate the right to purchase the number of Warrant Securities purchasable hereunder, each of such new warrants to represent the right to purchase such number of Warrant Securities as shall be designated by the Holder at the time of such surrender. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it and reimbursement to the company of all reasonable expenses incidental thereto, and upon surrender and cancellation hereof, if mutilated, the Company will make and deliver a new warrant of like tenor and amount, in lieu hereof.

8. Elimination of Fractional Interests. The Company shall not be required to issue certificates representing fractions of securities upon the exercise of this Warrant, nor shall it be required to issue scrip or pay cash in lieu of fractional interests. All fractional interests shall be eliminated by rounding any fraction up to the nearest whole number of securities, properties or rights receivable upon exercise of this Warrant.

9. Reservation of Securities. The Company shall at all times reserve and keep available out of its authorized shares of Common Stock or other securities, solely for the purpose of issuance upon the exercise of this Warrant, such number of shares of Common Stock or other securities, properties or rights as shall be issuable upon the exercise hereof. The Company covenants and agrees that, upon exercise of this Warrant and payment of the Principal Value, all shares of Common Stock and other securities issuable upon such exercise shall be duly and validly issued, fully paid, non-assessable and not subject to the preemptive rights of any stockholder.

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10. Notices to Holder. If at any time prior to the expiration of this Warrant or its exercise, any of the following events shall occur:

(a) The Company shall take a record of the holders of any class of its securities for the purpose of entitling them to receive a dividend or distribution payable otherwise than in cash, or a cash dividend or distribution payable otherwise than out of current or retained earnings, as indicated by the accounting treatment of such dividend or distribution on the books of the Company; or

(b) The Company shall offer to all the holders of a class of its securities any additional shares of capital stock of the Company or securities convertible into or exchangeable for shares of capital stock of the Company, or any option or warrant to subscribe therefor; or

(c) A dissolution, liquidation or winding up of the Company (other than in connection with a consolidation or merger) or a sale of all or substantially all of its property, assets and business as an entirety shall be proposed, then, in any one or more said events, the Company shall give written notice of such event to the Holder at least fifteen (15) days prior to the date fixed as a record date or the date of closing the transfer books for the determination of the stockholder entitled to such dividend, distribution, convertible or exchangeable securities or subscription rights, or entitled to vote on such proposed dissolution, liquidation, winding up or sale. Such notice shall specify such record date or the date of closing the transfer books, as the case may be.

11. Transferability. This Warrant may be transferred or assigned by the Holder without notice or approval by the Company.

12 .. Informational Requirements. The Company will transmit to t h e Holder such information, documents and reports as are generally distributed to stockholders of the Company concurrently with the distribution thereof to such stockholders.

13. Notice. Notices to be given to the Company or the Holder shall be deemed to have been sufficiently given if delivered personally or sent by overnight courier or messenger, or by facsimile transmission, to the last known address for each party.

14. Consent to Jurisdiction and Service. The Company consents to the jurisdiction of any court of the State of Florida or Nevada, and of any federal court located in Florida or Nevada, in any action or proceeding arising out of or in connection with this Warrant, wherein said court shall apply Nevada law. The Company waives personal service of any summons, complaint or other process in connection with any such action or proceeding and agrees that service thereof may be made, by certified mail directed to the Company at the location provided in Section 13 hereof, or, in the alternative, in any other form or manner permitted by law.

15. Successors. All the covenants and provisions of this Warrant shall be binding upon and inure to the benefit of the Company, the Holder and their respective legal representatives, successors and assigns.

16. Attorneys Fees. In the event the holder hereof shall refer this Warrant to an attorney to enforce the terms hereof, the Company agrees to pay all the costs and expenses incurred in attempting or effecting collection hereunder, including reasonable attorney's fees, whether or not suit is instituted.

17. Governing Law. THIS WARRANT SHALL BE GOVERNED, CONSTRUED AND INTERPRETED UNDER THE LAWS OF THE STATE OF NEVADA, WITHOUT GIVING EFFECT TO THE RULES GOVERNING CONFLICTS OF LAW.

18. Consent to Jurisdiction and Service of Process. The Company consents to the jurisdiction of the courts of the State of Florida and of any state and federal court located in the County of Seminole, Florida.

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IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by the signature of its Officer whose name appears below and to be delivered in Orlando, Florida on this 16th day of May, 2017.

LIFESTYLE MEDICAL NETWORK, INC.
A Nevada corporation

By:
Christopher Smith, CEO

Acknowledged:

By:
Roy Meadows

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NOTICE OF EXERCISE

TO: LIFESTYLE MEDICAL NETWORK, INC.

(1) The undersigned hereby elects to purchase ____________ shares of the Common stock of Lifestyle Medical Network, Inc., a Nevada corporation, (the “Company”), pursuant to the terms of the attached Warrant, and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any; or

The undersigned hereby elects to purchase ________ shares of the common stock of the Company pursuant to the terms of the cashless exercise provisions set forth in Section 6 of the attached Warrant, and shall tender payment of all applicable transfer taxes, if any.

(2) Please issue a certificate or certificates representing said shares of the Company’s common stock in the name of the undersigned or in such other name as is specified below:

(Name) ____________________________________________________

(Address)___________________________________________________

(Date) (Signature)

(Print name) _________________________________________________

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